Note 5 - Accrued Expenses and Other Current Liabilites (Details) - Summary of Accrued Expenses and Other Current Liabilities (USD $) In Thousands, unless otherwise specified	Sep. 30, 2014	Dec. 31, 2013	Dec. 31, 2012
Summary of Accrued Expenses and Other Current Liabilities [Abstract]
Accrued lease obligations	$ 193	$ 229	$ 95
Other	24	24	25
	$ 217	$ 253	$ 346